A copy of certain  financial  information  of  Engineered  Wire  Products,  Inc.
("EWP") is presented below. Such financial information is limited solely for purposes of internal reporting within Keystone Consolidated Industries, Inc. The financial information is unaudited and does not purport to show the financial statements of EWP in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed on this financial information. There can be no assurance that such financial information is complete.


                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED JULY 31, 2005

                               ($'s IN THOUSANDS)

                                                       Year to Date
 July 2005                                              July 2005
----------                                              ---------
   $6,834      SALES - OUTSIDE CUSTOMERS                 $36,640
        0      SALES - INTERCOMPANY                            0
----------                                              ---------

    6,834       NET SALES                                 36,640

    5,229      VARIABLE PRODUCTION COSTS                  27,001
----------                                              ---------

    1,605      VARIABLE CONTRIBUTION                       9,639
----------                                              ---------

      153      MANUFACTURING FIXED COSTS                   1,007
       87      DEPRECIATION                                  609
----------                                              ---------

      240        TOTAL FIXED COSTS                         1,616
----------                                              ---------

    1,365        GROSS PROFIT                              8,023
----------                                              ---------

      208      SELLING EXPENSE                             1,273
      184      ADMINISTRATIVE EXPENSE                      1,146
----------                                              ---------

      392        TOTAL SELLING & ADMIN.EXPENSE             2,419
----------                                              ---------

      973        OPERATING PROFIT                          5,604

        0      EARNINGS IN UNCONSOL. SUBSIDIARIES              0
        0      INTEREST INCOME                                 0
       47      INTEREST EXPENSE                              280
        0      OTHER INCOME (EXPENSE)                          0
        0      GAIN ON SALE OF FIXED ASSETS                    0
----------                                              ---------

      926        INCOME BEFORE TAXES                       5,324

      366      INCOME TAXES                                2,102
----------                                              ---------

      560        INCOME FROM OPERATIONS                    3,222
        0      ACCOUNTING CHANGE                               0
        0      MINORITY INTEREST                               0
----------                                              ---------

     $560        NET INCOME                               $3,222
==========                                              =========

                            ENGINEERED WIRE PRODUCTS
                                  BALANCE SHEET
                                  July 31, 2005
                               ($'s IN THOUSANDS)


CURRENT ASSETS:
  CASH                                             $420
  MARKETABLE SECURITIES                               0
  NOTES & ACCOUNT RECEIVABLE NET                  8,890
  INTERCOMPANY ACCOUNTS RECEIVABLE                    0

  INVENTORIES AT COST                            17,162
  LESS LIFO RESERVE                                   0
                                                --------
  INVENTORIES AT LIFO                            17,162
                                                --------

  PREPAID EXPENSES                                    0
  DEFERRED INCOME TAXES                               0
  OTHER CURRENT ASSETS                                0
                                                --------
     TOTAL CURRENT ASSETS                        26,472
                                                --------

  PROPERTY, PLANT, & EQUIPMENT AT COST           18,927
  LESS ACCUMULATED DEPRECIATION                  13,078
                                                --------
     NET PROPERTY, PLANT, & EQUIPMENT             5,849
                                                --------

  DEFERRED FINANCING EXPENSE                          0
  DEFERRED INCOME TAXES                               0
  PREPAID PENSION ASSET                               0
  RESTRICTED INVESTMENTS                              0
  GOODWILL                                            0
  OTHER LONG TERM ASSETS                              0
                                                --------
     TOTAL  ASSETS                              $32,321
                                                ========

LIABILITIES AND EQUITIES:
  REVOLVING LOAN FACILITY                        $3,357
  NOTES PAYABLE & CURRENT L.T. DEBT               1,388
  KCI LOAN ACCOUNT                                1,186
  INTERCOMPANY ACCOUNTS PAYABLE                     474
  ACCOUNTS PAYABLE                                3,041
  ACCRUED OPEB                                        0
  ACCRUED PREFERRED STOCK DIVIDENDS                   0
  ACCRUED LIABILITIES                             1,564
  ACCRUED PENSIONS                                  130
  INCOME TAXES PAYABLE                              366
                                                --------
     TOTAL CURRENT LIABILITIES                   11,506
                                                --------

  LONG TERM DEBT                                  3,398
  ACCRUED OPEB                                        0
  LONG TERM PENSIONS                                  0
  LONG TERM OTHER                                     0
  DEFERRED FEDERAL INCOME TAX                         0
                                                --------
     TOTAL LONG TERM LIABILITIES                  3,398
                                                --------

  MINORITY INTEREST                                   0
                                                --------
  PREFERRED STOCK                                     0
                                                --------

  SFAS #87 ADJUSTMENT                                 0
  COMMON STOCK                                        0
  OTHER CAPITAL                                       0
  INVESTMENT EQUITY                                   0
  RETAINED EARNINGS                              17,417
  LESS TREASURY STOCK                                 0
                                                --------
     TOTAL EQUITY                                17,417
                                                --------

     TOTAL LIABILITIES & EQUITY                 $32,321
                                                ========

                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF CASH FLOWS
                       FOR THE PERIOD ENDED JULY 31, 2005
                               ($'s IN THOUSANDS)

CASH FLOWS FROM OPERATING ACTIVITIES:
 NET INCOME                                            $3,222

    PROVISION FOR DEPRECIATION                            609
    (GAIN) LOSS ON SALE OF ASSETS                           0
    PROVISION FOR BAD DEBT ALLOWANCE                      (98)
    PROV. FOR INVENT. RESERVES (EXCLUDING LIFO)           (46)
    PROVISION FOR LIFO RESERVE                              0

    CHANGE IN ASSETS AND LIABILITIES:
     (INCREASE) DECREASE ACCTS. & NOTES REC.           (3,189)
     (INCREASE) DECREASE INVENTORY                     (2,653)
     (INCREASE) DECREASE PREPAID EXPENSES                  37
     (INCREASE) DECREASE OTHER ASSETS                       0
     INCREASE (DECREASE) ACCTS PAY.                     2,533
     INCREASE (DECREASE) ACCRUED PENSIONS                 130
     INCREASE (DECREASE) DEFERRED TAXES                     0
     INCREASE (DECREASE) OPEB LIABILITIES                   0
     INCREASE (DECREASE) OTHER LIABILITIES             (1,478)
     (INCREASE) DECREASE INTERCO ACCT. REC                  0
     INCREASE (DECREASE) INTERCO ACCTS PAY.              (460)
                                                       -------
 NET ADJUSTMENTS                                       (4,615)
                                                       -------
 NET CASH PROVIDED (USED) BY OPERATIONS                (1,393)
                                                       -------

 CASH FLOW FROM INVESTING ACTIVITIES:
    PROCEEDS FROM SALE OF PP & E                            0
    CAPITAL EXPENDITURES                                 (130)
    INTERCO PP&E TRANSFERS NET                              0
                                                       -------
 NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES        (130)
                                                       -------

 CASH FLOW FROM FINANCING ACTIVITIES:
    REVOLVING CREDIT FACILITY, NET                      1,368
    REPAYMENTS OF OTHER DEBT                             (811)
    PROCEEDS OF OTHER DEBT                                  0
    INCREASE (DECREASE) KCI LOAN                        1,109
    PROCEEDS FROM ISSUANCE OF COMMON STOCK                  0
    DIVIDENDS PAID                                          0
                                                       -------
 NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES       1,666
                                                       -------


 NET INCREASE (DECREASE) IN CASH                          143

 CASH AT BEGINNING OF PERIOD                              277
                                                       -------
 CASH AT END OF PERIOD                                   $420
                                                       =======